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                         EXCELSIOR INSTITUTIONAL TRUST
                                 (the "Trust")

                           INTERNATIONAL EQUITY FUND
                                 (the "Fund")

                       Supplement dated January 11, 1999
                      to Prospectus dated August 1, 1998


        At a special meeting of the Fund's shareholders held on December 28, 1998, the shareholders approved a new investment advisory agreement for the Fund among the Trust, United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company of Connecticut ("U.S. Trust CT"). Prior to December 28, 1998, U.S. Trust Company, N.A. ("U.S. Trust, N.A.") served as the Fund's investment adviser, and Harding, Loevner Management, L.P. served as the Fund's sub-adviser. U.S. Trust NY, which is located at 114 West 47th Street, New York, NY 10036, and U.S. Trust CT, which is located at 225 High Ridge Road, East Building, Stamford, CT 06905, are wholly-owned subsidiaries of U.S. Trust Corporation, a registered bank holding company.

        The terms and conditions of the new investment advisory agreement are substantially the same as those of the prior advisory agreement between the Trust and U.S. Trust, N.A., and the contractual advisory fee payable by the Fund has not changed. U.S. Trust NY and U.S. Trust CT (collectively, "U.S. Trust") are jointly, and not severally, responsible for providing advisory services under the new agreement.

        The Fund's portfolio manager, Rosemary Sagar, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Sagar is the Managing Director of U.S. Trust's Global Investment Division. She has been with U.S. Trust since 1996. Prior to joining U.S. Trust, Ms. Sagar was Senior Vice President for international equity investments for General Electric Investments Corp. in Stamford, CT from 1990 to 1996.